                                                                    Exhibit 99.6

                                                                  EXECUTION COPY

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                            LEASE PURCHASE AGREEMENT

                                     BETWEEN

                           HARCO LEASING COMPANY, INC.

                                       AND

                         NAVISTAR FINANCIAL CORPORATION

                          DATED AS OF NOVEMBER 19, 2002

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS...............................................................1
   SECTION 1.01 Certain Defined Terms...............................................1

ARTICLE II PURCHASE AND SALE OF SERIES 2002-B PORTFOLIO
   INTEREST AND LEASES; SECURITY INTEREST IN LEASED VEHICLES........................2
   SECTION 2.01 Initial Transfer....................................................2
   SECTION 2.02 Subsequent Transfers................................................2
   SECTION 2.03 The Closings........................................................2
   SECTION 2.04 Transfers Intended as a Sale........................................2

ARTICLE III REPRESENTATIONS AND WARRANTIES..........................................3
   SECTION 3.01 Representations and Warranties Regarding Lease Receivables..........3
   SECTION 3.02 Representations and Warranties Regarding Harco Leasing..............4
   SECTION 3.03 Representations and Warranties Regarding Titling Trust..............6
   SECTION 3.04 Representations and Warranties of NFC...............................8

ARTICLE IV CONDITIONS...............................................................9
   SECTION 4.01 Conditions Precedent to NFC's Initial Purchase of Lease
      Receivables...................................................................9
   SECTION 4.02 Conditions Precedent to NFC's Purchase of Sold Retail Lease
      Property......................................................................9
   SECTION 4.03 Conditions To Obligation of Harco Leasing..........................10

ARTICLE V ADDITIONAL AGREEMENTS....................................................10
   SECTION 5.01 Initial UCC Filings................................................10
   SECTION 5.02 Computer Files Marked..............................................10
   SECTION 5.03 Protection of Title................................................10
   SECTION 5.04 Other Liens or Interests...........................................11
   SECTION 5.05 Indemnification....................................................11
   SECTION 5.06 Reserved...........................................................11
   SECTION 5.07 Repurchase Events..................................................11
   SECTION 5.08 Further Assignments................................................12
   SECTION 5.09 Pre-Closing Collections............................................13
   SECTION 5.10 Limitation on Transfer of International Purchase Obligations.......13
   SECTION 5.11 Bankruptcy Proceeding..............................................13
   SECTION 5.12 Sale Treatment.....................................................13

ARTICLE VI MISCELLANEOUS PROVISIONS................................................13
   SECTION 6.01 Amendment..........................................................13
   SECTION 6.02 Survival...........................................................14
   SECTION 6.03 Notices............................................................14
   SECTION 6.04 Governing Law......................................................14
   SECTION 6.05 Waivers............................................................14
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
   SECTION 6.06 Costs and Expenses.................................................14
   SECTION 6.07 Headings...........................................................14
   SECTION 6.08 Counterparts.......................................................14
   SECTION 6.09 Severability of Provisions.........................................14
   SECTION 6.10 Further Assurances.................................................15
   SECTION 6.11 No Third-Party Beneficiaries.......................................15
   SECTION 6.12 Merger and Integration.............................................15

Exhibit A  Form of Initial LPA Assignment
Exhibit B  Form of Subsequent LPA Assignment

                            LEASE PURCHASE AGREEMENT

          THIS LEASE PURCHASE AGREEMENT (this "Agreement") is made as of November 19, 2002 by and between Harco Leasing Company, Inc., a Delaware corporation ("Harco Leasing"), and Navistar Financial Corporation, a Delaware corporation ("NFC").

                                R E C I T A L S:

          WHEREAS, Harco Leasing, as Grantor and Initial Beneficiary, the General Interest Trustee and the Delaware Trustee have entered into the Titling Trust Agreement, pursuant to which the Titling Trust was formed for the purpose of acquiring, holding and dealing in Titling Trust Assets;

          WHEREAS, Harco Leasing holds the General Interest in the Titling Trust, representing the beneficial ownership interest in the General Titling Trust Assets;

          WHEREAS, pursuant to Section 3.2 of the Titling Trust Agreement a portion of the General Interest Trust Assets have been allocated to the Series 2002-B Portfolio Interest and additional General Titling Trust Assets are expected to be allocated to the Series 2002-B Portfolio Interest from time to time during the Funding Period;

          WHEREAS, NFC desires to purchase the Series 2002-B Portfolio Interest from Harco Leasing;

          WHEREAS, Harco Leasing is willing, on the terms and subject to the conditions set forth herein, to sell the Series 2002-B Portfolio Interest to NFC.

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 Certain Defined Terms. Capitalized terms used and not otherwise defined in the above recitals and in this Agreement shall have the respective meanings assigned them in Appendix A to the Pooling Agreement dated as of the date hereof between Navistar Financial Retail Receivables Corporation and Navistar Financial 2002-B Owner Trust.

                                   ARTICLE II
   PURCHASE AND SALE OF SERIES 2002-B PORTFOLIO INTEREST AND LEASES; SECURITY
                          INTEREST IN LEASED VEHICLES

     SECTION 2.01 Initial Transfer. On the date hereof, Harco Leasing hereby:

          (a) sells, transfers, assigns, delivers and conveys to NFC, and NFC hereby purchases from Harco Leasing, all of Harco Leasing's right, title and interest in and to the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and the beneficial interest in the Series 2002-B Portfolio Assets represented thereby; and

          (b) directs the General Interest Trustee and the Servicer to identify from the General Titling Trust Assets allocable to the General Interest, and to allocate to the Series 2002-B Portfolio Interest, all of the right, title and interest of Harco Leasing and the Titling Trust in and to the Retail Leases identified on the Schedule of Retail Leases attached to the assignment, dated the date hereof, and substantially in the form of Exhibit A (the "Initial LPA Assignment"), and the Related Titling Trust Assets with respect to such Retail Leases.

     SECTION 2.02 Subsequent Transfers. From time to time during the Funding Period, on such dates as are mutually agreeable to Harco Leasing and NFC (each, a "Lease Purchase Date," which term includes the Closing Date), subject to the satisfaction of the conditions specified in Article IV, Harco Leasing shall allocate to the Series 2002-B Portfolio Interest, and direct the General Interest Trustee and the Servicer to identify from the General Titling Trust Assets allocable to the General Interest, and to allocate to the Series 2002-B Portfolio Interest, all of the right, title and interest of Harco Leasing and the Titling Trust in and to the Retail Leases identified on the Schedule of Retail Leases attached to the assignment, dated as of such Lease Purchase Date, and substantially in the form of Exhibit B (each, a "Subsequent LPA Assignment"), and the Related Titling Trust Assets with respect to such Retail Leases.

     SECTION 2.03 The Closings. The consummation of each purchase and sale contemplated by Section 2.01 or Section 2.02 (each, a "Lease Purchase Closing") shall take place on the related Lease Purchase Date, and at such place and at such time as Harco Leasing and NFC may agree upon. In consideration for the Series 2002-B Portfolio Assets sold at each Lease Purchase Closing, NFC shall pay to Harco Leasing on such Lease Purchase Date an amount equal to the aggregate Starting Receivable Balance as of the related Cutoff Date (the "Lease Purchase Price") of the Retail Leases being so sold (the "Designated Retail Leases") on such Lease Purchase Date. The Lease Purchase Price shall be paid to Harco Leasing in immediately available funds.

     SECTION 2.04 Transfers Intended as a Sale. It is the express intent of Harco Leasing and NFC that the conveyances and allocations of the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and the Series 2002-B Portfolio Assets shall constitute sales of personal property which is absolute and irrevocable and which is without recourse to Harco Leasing, except as provided herein, and which provides NFC with the full benefits of exclusive legal and beneficial ownership of the Series 2002-B Portfolio Interest and the Series 2002-B Portfolio Certificate and with exclusive beneficial ownership of the Series 2002-B Portfolio Assets allocated to the Series 2002-B Portfolio Interest (collectively, the "Sold Retail Lease

Property"). It is, further, not the intention of either Harco Leasing or NFC that any such sale be deemed a grant of a security interest in such Sold Retail Lease Property by Harco Leasing to NFC to secure a debt or other obligation of Harco Leasing. However, in the event that, notwithstanding the intent of the parties, such property is held by a court of law to continue to be property of Harco Leasing, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the applicable UCC; and (ii) the transfers and allocations by Harco Leasing provided for in this Agreement shall be deemed to be, and Harco Leasing hereby grants to NFC, a security interest in and to all of Harco Leasing's right, title and interest in and to such Sold Retail Lease Property and all proceeds of such property. Notwithstanding anything else to the contrary contained herein, Harco Leasing shall not be liable to NFC for any failure by any Obligor to make payments owed in respect of Sold Retail Lease Property.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01 Representations and Warranties Regarding Lease Receivables. As of each Lease Purchase Date, Harco Leasing represents and warrants to NFC as follows with respect to the Designated Retail Leases and the other Sold Retail Lease Property transferred on such date:

          (a) Characteristics of Receivables. Each Designated Retail Lease:

               (i) was originated or acquired by Harco Leasing, the Titling Trust or one or more of their Affiliates for the retail lease of one or more Financed Vehicles acquired thereby in the ordinary course of business in accordance with NFC's underwriting standards, and was fully and properly executed by the parties thereto;

               (ii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral and of the benefits of the security;

               (iii) is a Finance Lease or a TRAC Lease and (A) in the case of a Finance Lease, provides for payments (including purchase option payments) that fully amortize the Initial Capitalized Cost over its original term to maturity and yields implicit interest at a fixed annual percentage rate, with a purchase option price that does not exceed $1,000 and (B) in the case of a TRAC Lease, provides for payments that fully amortize the Initial Capitalized Cost to an amount equal to the TRAC Payment, and, in the event of a termination of the TRAC Lease, the amount payable thereunder by the Obligor is at least equal to the excess of the Receivable Balance over the proceeds from the sale of the related Financed Vehicle;

               (iv) (A) is owned of record by the Titling Trust, (B) immediately prior to the allocation of such Designated Retail Lease to the Series 2002-B Portfolio Interest, Harco Leasing was the beneficial owner of such Retail Lease free of any Lien (except for Permitted Liens and Liens that will be released as of such transfer), and (C) upon execution and delivery of this Agreement and payment of the related Lease Purchase Price, (1) all of Harco Leasing's right, title and interest in such

     Designated Retail Lease has been validly sold by Harco Leasing to NFC, and
     (2) NFC is the owner of all right, title and interest in such Designated Retail Lease (other than the interest of the Titling Trust) free of any Lien (except for Permitted Liens) and the transfer of such Designated Retail Lease to NFC has been perfected under the UCC;

               (v) each Financed Vehicle related thereto is owned by the Titling Trust (or its nominee) as record owner and upon issuance of the Series 2002-B Portfolio Certificate, NFC will be the beneficial owner through its ownership of the Series 2002-B Portfolio Interest of such Financed Vehicle and any certificate of title or other evidence of ownership of such Financed Vehicle issued by a registrar of titles in the respective jurisdiction in which such Financed Vehicle is registered relating to each such vehicle is registered in the name of the Titling Trust (or its nominee) (or a properly completed application for such title has been or will be submitted to the appropriate titling authority) with a notation of Lien thereon in favor of the Collateral Agent; and

               (vi) as of the Lease Purchase Date with respect to such Designated Retail Lease, such Designated Retail Lease has been allocated to the Series 2002-B Portfolio Interest.

          (b) Schedule of Retail Leases. The information regarding such Designated Retail Leases set forth in the related Schedule of Retail Leases is true and correct in all material respects.

          (c) Title. The Titling Trust has good title to each such Designated Retail Lease free and clear of all Liens (other than Permitted Liens). On the date hereof, good and valid title to the Series 2002-B Portfolio Interest and the Series 2002-B Portfolio Certificate and the exclusive beneficial interest in the Series 2002-B Portfolio Assets will be validly and effectively conveyed to, and vested in, NFC, free and clear of all Liens, other than Permitted Liens, and NFC will be entitled to all of the rights and benefits of a holder of a Portfolio Interest under the Titling Trust Agreements.

     SECTION 3.02 Representations and Warranties Regarding Harco Leasing. Harco Leasing represents and warrants to NFC as of the date hereof and as of each Lease Purchase Date (and, as applicable, with respect to the Designated Retail Leases being transferred on such date), that:

          (a) Organization and Good Standing. Harco Leasing has been duly organized and is validly existing as a corporation and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own such Designated Retail Leases.

          (b) Due Qualification. Harco Leasing is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification.

          (c) Power and Authority. Harco Leasing has the power and authority to execute and deliver this Agreement, the Initial LPA Assignment and each Subsequent LPA Assignment and to perform its obligations hereunder and thereunder and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by Harco Leasing by all necessary corporate action on the part of Harco Leasing. Harco Leasing has the corporate power and authority to sell and assign to NFC the Sold Retail Lease Property and has duly authorized such transfers by all necessary corporate action on the part of Harco Leasing.

          (d) Valid Sales; Binding Obligation. This Agreement, together with the Initial LPA Assignment or Subsequent LPA Assignment related to such Designated Retail Leases and the Related Titling Trust Assets, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and the beneficial interest in the Series 2002-B Portfolio Assets represented thereby, enforceable against creditors of Harco Leasing. Furthermore, this Agreement constitutes, and such Initial LPA Assignment or Subsequent LPA Assignment, when duly executed and delivered, shall constitute a legal, valid and binding obligation of Harco Leasing enforceable against Harco Leasing in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) No Violation. The execution and delivery of this Agreement by Harco Leasing and the other Basic Documents to which it is a party and its performance of its obligations hereunder and thereunder will not violate any Requirement of Law or Contractual Obligation of Harco Leasing, and will not result in, or require, the creation or imposition of any Lien upon any of its property or assets pursuant to any such Requirement of Law or Contractual Obligation, other than as contemplated by the Basic Documents.

          (f) No Proceedings. There are no actions, proceedings or, to Harco Leasing's knowledge, investigations pending or threatened, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Basic Document to which Harco Leasing is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which Harco Leasing is a party, or (iii) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to Harco Leasing.

          (g) No Consent. Except as expressly contemplated by the Basic Documents, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability against Harco Leasing of this Agreement or any other Basic Document to which Harco Leasing is a party.

          (h) No Default. Harco Leasing is not in default under or with respect to any of its Contractual Obligations which would have a Material Adverse Effect with respect to it.

          (i) Taxes. Harco Leasing has filed or caused to be filed all tax returns which are required to be filed by Harco Leasing (with respect to itself) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Harco Leasing). No notice of any Lien in respect of unpaid taxes or assessments (other than a Permitted Lien) has been filed by any taxing authority against, or otherwise affecting the assets of, Harco Leasing and remains in effect.

          (j) ERISA. No notice of a Lien arising under Title I or Title IV of ERISA has been filed under Section 6323 (a) of the Code (or any successor provision) against, or otherwise affecting the assets of Harco Leasing.

          (k) Solvency. Harco Leasing is, and after giving effect to the transactions contemplated to occur on such date will be, solvent.

          (l) Investment Company Act. Harco Leasing is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act.

     SECTION 3.03 Representations and Warranties Regarding Titling Trust. Harco Leasing represents and warrants to NFC as of the date hereof and as of each Lease Purchase Date, that:

          (a) Organization and Good Standing. The Titling Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has power, authority and legal right to acquire and own the Retail Leases.

          (b) Due Qualification. The Titling Trust is duly qualified to do business as a foreign business trust and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Basic Documents, except to the extent that the failure to have any such governmental licenses, authorizations, consents or approvals would not, in the aggregate, have a Material Adverse Effect with respect to the Titling Trust.

          (c) Power and Authority. The Titling Trust has the power and authority to execute and deliver the Basic Documents to which it is a party and to perform its obligations thereunder and the execution, delivery and performance of the Basic Documents to which it is a party have been duly authorized by the Titling Trust.

          (d) Valid and Binding. Each of the Basic Documents to which the Titling Trust is a party has been duly executed and delivered by or on behalf of the Titling Trust and constitutes a legal, valid and binding obligation of the Titling Trust enforceable against the Titling Trust in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) No Violation. The execution and delivery by the Titling Trust of the Basic Documents to which it is a party and its performance of its obligations thereunder will not violate any Requirement of Law or Contractual Obligation of the Titling Trust, and will not result in, or require, the creation or imposition of any Lien upon any of its property or assets pursuant to any such Requirement of Law or Contractual Obligation, other than as contemplated by the Basic Documents.

          (f) No Proceedings. There are no actions or proceedings or, to Harco Leasing's knowledge, investigations pending or threatened before any Governmental Authority (i) asserting the invalidity of any of the Basic Documents to which the Titling Trust is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents to which the Titling Trust is a party or (iii) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Titling Trust.

          (g) No Consent. No consent or authorization of, or filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability against the Titling Trust of any of the Basic Documents to which it is a party.

          (h) Taxes. The Titling Trust has filed or caused to be filed all tax returns which are required to be filed by the Titling Trust (with respect to itself) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property by any Governmental Authority (other than any amount the validity of which is being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Titling Trust). No notice of any Lien in respect of unpaid taxes or assessments (other than a Permitted Lien) has been filed by any taxing authority against, or otherwise affecting the assets of, the Titling Trust and remains in effect. The Titling Trust has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign business trust.

          (i) ERISA. No notice of Lien arising under Title I or IV of ERISA has been filed under Section 6323(a) of the Code (or any successor provision) against, or otherwise affecting the assets of the Titling Trust.

          (j) Investment Company Act. The Titling Trust is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act.

          (k) Series 2002-B Portfolio Certificate. The Series 2002-B Portfolio Certificate has been duly executed and delivered by the General Interest Trustee in accordance with the Titling Trust Agreement, has been duly issued in accordance with the Titling Trust Agreement and is entitled to the benefits afforded by the Titling Trust Agreement.

     SECTION 3.04 Representations and Warranties of NFC. NFC hereby represents and warrants to Harco Leasing as of the date hereof and as of each Lease Purchase Date (and, as applicable, with respect to the Designated Retail Leases transferred on such date), that:

          (a) Organization and Good Standing. NFC has been duly organized and is validly existing as a corporation and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own such Designated Retail Leases.

          (b) Due Qualification. NFC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions, in which the ownership or lease of property or the conduct of its business requires such qualification.

          (c) Power and Authority. NFC has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of NFC.

          (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of NFC enforceable against NFC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) No Violation. The execution and delivery of this Agreement by NFC and its performance of its obligations hereunder will not violate any Requirement of Law or Contractual Obligation of NFC, and will not result in, or require, the creation or imposition of any Lien upon any of its property or assets pursuant to any such Requirement of Law or Contractual Obligation, other than as contemplated by the Basic Documents.

          (f) No Proceedings. There are no proceedings or, to NFC's knowledge, investigations pending or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over NFC or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by NFC of its obligations under, or the validity or enforceability of, this Agreement.

          (g) No Consent. Except as expressly contemplated by the Basic Documents, no consent or authorization of, or filing with, or other act by or in respect of, any Governmental

Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability against NFC of this Agreement.

                                   ARTICLE IV
                                   CONDITIONS

     SECTION 4.01 Conditions Precedent to NFC's Initial Purchase of Lease Receivables. The obligation of NFC to purchase from Harco Leasing any Sold Retail Lease Property on the Closing Date is subject to the satisfaction of the following conditions:

          (a) Agreement. NFC shall have received this Agreement, duly executed and delivered by Harco Leasing. In addition, NFC shall have received the Series 2002-B Portfolio Certificate registered in the name of the Indenture Trustee.

          (b) Certificate of Incorporation; By-laws. NFC shall have received a true and complete copy of the certificate of incorporation of Harco Leasing, certified as a true and correct copy thereof by the Secretary of State of the State of Delaware, and a true and complete copy of the by-laws of Harco Leasing, certified as a true and correct copy thereof by the Secretary or an Assistant Secretary of Harco Leasing.

          (c) Resolutions. NFC shall have received copies of duly adopted resolutions of the Board of Directors of Harco Leasing as in effect on the Closing Date and in form and substance reasonably satisfactory to NFC, authorizing the execution, delivery and performance of this Agreement and the other Basic Documents to which Harco Leasing is a party, the documents to be delivered by Harco Leasing hereunder and the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of Harco Leasing.

          (d) Incumbency Certificate. NFC shall have received a certificate as to the incumbency and signature of the officers of Harco Leasing authorized to sign this Agreement, on behalf of Harco Leasing, together with evidence of the incumbency of such Secretary or Assistant Secretary, certified by the Secretary or Assistant Secretary of Harco Leasing.

          (e) Representations and Warranties. NFC shall have received a certificate of a Responsible Officer of Harco Leasing to the effect that all representations and warranties of Harco Leasing contained in Sections 3.01, 3.02 and 3.03, or in any certificate delivered in connection with this Agreement (other than those made as of a specified date specified therein) are true and correct and with the same force and effect as though such representations and warranties had been made as of such date.

     SECTION 4.02 Conditions Precedent to NFC's Purchase of Sold Retail
Lease Property. The obligation of NFC to purchase Sold Retail Lease Property to be purchased hereunder on any Lease Purchase Date is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of Harco Leasing hereunder with respect to such Designated Retail Leases and in Sections 3.02 and 3.03 shall be true and correct on and as of such Lease Purchase Date with the same effect as if then made, and Harco Leasing shall have performed all obligations with respect to such Designated Retail Leases to be performed by it hereunder on or prior to such date.

          (b) Nonoccurrence of Certain Events. The Funding Period shall not have terminated.

          (c) Documents to be Delivered By Harco Leasing at or prior to each Lease Receivable Closing.

               (i) Lease Purchase Date Schedule of Retail Leases. Harco Leasing shall have delivered to NFC, the General Interest Trustee and the Indenture Trustee the Initial LPA Assignment or Subsequent LPA Assignment, as applicable, and the related Schedule of Retail Leases.

               (ii) Other Documents. Harco Leasing shall have provided such other documents as NFC may reasonably request.

     SECTION 4.03 Conditions To Obligation of Harco Leasing. The obligation of Harco Leasing to sell to NFC the Sold Retail Lease Property to be sold hereunder on any Lease Purchase Date is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of NFC hereunder with respect to such Sold Retail Lease Property shall be true and correct on such Lease Purchase Date with the same effect as if then made, and NFC shall have performed all obligations with respect to such Sold Retail Lease Property to be performed by it hereunder on or prior to such date.

          (b) Lease Receivable Purchase Price. NFC shall have paid to Harco Leasing the related Lease Purchase Price as provided in Section 2.03 of this Agreement.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

     SECTION 5.01 Initial UCC Filings. On or prior to the Closing Date, Harco Leasing shall record and file, at its own expense, a UCC-l financing statement in each jurisdiction in which required by applicable law, naming NFC as purchaser or secured party, naming as collateral the Sold Retail Lease Property to be purchased and sold hereunder from time to time, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect under the UCC the sale, transfer, assignment and conveyance to NFC of such Sold Retail Lease Property (to the extent constituting UCC Collateral) and hereby authorizes NFC to file any such financing statements relating to all or any part thereof. Harco Leasing shall deliver a file-stamped copy, or other evidence satisfactory to NFC of such filing, to NFC on or prior to the Closing Date.

     SECTION 5.02 Computer Files Marked. Harco Leasing shall, at its own expense, on or prior to each Lease Purchase Date, indicate in its computer files that the beneficial interest in the Designated Retail Leases being allocated on such date has been sold to NFC pursuant to this Agreement.

     SECTION 5.03 Protection of Title. (a) Harco Leasing shall prepare and file such financing statements, and cause to be prepared and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to perfect and preserve the sale hereunder to NFC of the Sold Retail Lease Property, the Series 2002-B Portfolio Interest and the Series 2002-B Portfolio Certificate, and hereby authorizes NFC to file financing statements and amendments thereto and continuation statements relative to all or any part thereof; provided however that, except as otherwise provided in the Titling Trust Agreement, Harco Leasing shall not be obligated to transfer the title to any Financed Vehicle. Harco Leasing shall deliver (or cause to be delivered) to NFC file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Harco Leasing shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Harco Leasing in accordance with Section 5.01 or 5.03(a) seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given NFC at least 60 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of NFC's interest in all Sold Retail Lease Property sold hereunder, the Series 2002-B Portfolio Interest and the Series 2002-B Portfolio Certificate.

          (c) Harco Leasing hereby represents and warrants that its jurisdiction of formation is the State of Delaware, and the place where its principal records pertaining to the Sold Retail Lease Property and the Series 2002-B Portfolio Interest are kept, is located at 2850 West Golf Road, Rolling Meadows, Illinois 60008. Harco Leasing shall give NFC at least 60 days prior written notice of any change in its jurisdiction of formation or place where such records are kept. Harco Leasing shall at all times maintain each office where it keeps Retail Leases and its jurisdiction of formation within the United States of America.

     SECTION 5.04 Other Liens or Interests. Except for the conveyances hereunder and as contemplated by the Basic Documents, Harco Leasing shall not sell, pledge, assign or transfer any Sold Retail Lease Property, the Series 2002-B Portfolio Interest or the Series 2002-B Portfolio Certificate to any other Person, or grant, create, incur, assume or suffer to exist any Lien thereon (except Permitted Liens) and Harco Leasing shall defend the right, title and interest of NFC in, to and under all Sold Retail Lease Property sold hereunder, the Series 2002-B Portfolio Interest and the Series 2002-B Portfolio Certificate against all claims of third parties (other than Permitted Liens) claiming through or under Harco Leasing.

     SECTION 5.05 Indemnification. Harco Leasing shall indemnify NFC for any liability as a result of the failure of a Designated Retail Lease transferred hereunder to be originated in compliance with all Requirements of Law and for any breach of any of its representations and warranties with respect thereto contained herein unless such breach shall be cured in all material respects. This indemnity obligation shall be in addition to any obligation that Harco Leasing may otherwise have.

     SECTION 5.06 Reserved.

     SECTION 5.07 Repurchase Events. (a) Harco Leasing hereby covenants and agrees with NFC for the benefit of NFC, NFRRC, the Issuer and the Indenture Trustee that in the event of (i) a breach of any of Harco Leasing's representations and warranties contained in Section 3.01 hereof with respect to any Designated Lease Receivable, or (ii) a breach by Harco Leasing of Section 5.04 hereof with respect to any Designated Retail Lease, the Series 2002-B Portfolio Interest or the Series 2002-B Portfolio Certificate, which breach has a material and adverse effect on NFC's interest in such Designated Retail Lease, the Series 2002-B Portfolio Interest or the Series 2002-B Portfolio Certificate, Harco Leasing will, unless such breach shall have been cured in all material respects, as of the Second Accounting Date (or at the option of Harco Leasing, the first Accounting Date) after Harco Leasing discovered or received notice of such breach, repurchase such Designated Retail Lease (or, in the case of the Series 2002-B Portfolio Interest or the Series 2002-B Portfolio Certificate, all Designated Retail Leases which are then included in the Series 2002-B Portfolio Interest), as applicable, from NFC, by delivering to the Indenture Trustee for deposit in the Collection Account on the Business Day preceding the related Distribution Date immediately following such Accounting Date an amount equal to the Warranty Payment for any such Designated Retail Lease. It is understood and agreed that the obligation of Harco Leasing to repurchase any Designated Retail Lease as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against Harco Leasing for such breach available to NFC or any of its assignees.

          (b) Upon receipt of the Warranty Payment with respect to a Designated Retail Lease which is a Warranty Receivable, NFC shall assign, without recourse, representation or warranty, to Harco Leasing all of NFC's right, title and interest in, to and under (i) such Warranty Receivable and the Related Titling Trust Assets, such assignment being an assignment outright and not for security. Upon the assignment of such Warranty Receivable and Related Titling Trust Assets, Harco Leasing shall own such Warranty Receivable and all such Related Titling Trust Assets, free of any further obligations to NFC with respect thereto. If in any proceeding it is held that Harco Leasing may not enforce a Warranty Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Warranty Receivable, NFC shall, at Harco Leasing's expense, take such steps as Harco Leasing deems necessary to enforce the Warranty Receivable, including bringing suit in the name of such Person.

     SECTION 5.08 Further Assignments. Harco Leasing acknowledges that (i) NFC shall sell, pledge, assign or transfer all of its right, title and interest in the Designated Retail Leases, the Related Titling Trust Assets, the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and its rights hereunder to NFRCC pursuant to the Purchase Agreement, (ii) NFRRC shall sell, pledge, assign or transfer all of its right, title and interest in the Designated Retail Leases, the Related Titling Trust Assets, the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and its rights hereunder to the Issuer pursuant to the Pooling Agreement and (iii) that the Issuer shall in turn further pledge, assign or transfer its rights in such Designated Retail Leases, the Related Titling Trust Assets, the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and this Agreement to the Indenture Trustee, on behalf of the Noteholders, pursuant to the Indenture. Harco Leasing consents to such assignments and agrees that the Indenture Trustee, to the extent provided in the Indenture, shall be entitled to enforce the terms of this Agreement and the rights (including, the right to grant or withhold any consent or waiver) of NFC directly against Harco Leasing. Harco Leasing further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Indenture Trustee delivered pursuant to the Basic Documents until the earlier of (i) the Notes are repaid in full and (ii) the Indenture shall cease to be effective pursuant to Section 4.1 of the Indenture. Except as otherwise contemplated by the Basic Documents, the Indenture Trustee shall have the rights of a third-party beneficiary under this Agreement. Harco

Leasing shall deliver copies of all notices, requests, demands and other documents to be delivered by it to NFC pursuant to the terms hereof to NFRRC, the Issuer and the Indenture Trustee.

     SECTION 5.09 Pre-Closing Collections. Within two Business Days after each Lease Purchase Date, Harco Leasing shall transfer to the Indenture Trustee for deposit in the Collection Account all collections (from whatever source) on or with respect to the related Designated Retail Leases and Related Titling Trust Assets held by Harco Leasing on such Lease Purchase Date and conveyed to NFC pursuant to Section 2.01 or 2.02.

     SECTION 5.10 Limitation on Transfer of International Purchase Obligations. NFC acknowledges and agrees that the rights pursuant to the International Purchase Obligations are personal to Harco Leasing, and only the proceeds of such rights have been assigned to NFC. NFC is not and is not intended to be a third-party beneficiary of such rights and, accordingly, such rights will not be exercisable by, enforceable by or for the benefit of, or preserved for the benefit of, NFC, NFRRC, the Issuer or the Indenture Trustee.

     SECTION 5.11 Bankruptcy Proceeding. (a) NFC by accepting the Series 2002-B Portfolio Certificate, hereby covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Titling Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against the Titling Trust or Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of the Titling Trust or Special Purpose Entity, or (iii) ordering the winding up or liquidation of the affairs of the Titling Trust or Special Purpose Entity.

          (b) Except as otherwise provided in the Titling Trust Agreement, NFC, by accepting the Series 2002-B Portfolio Certificate hereby releases all Claims to the General Titling Trust Assets (other than Claims to other Portfolio Interests obtained under other purchase agreements) and to each Portfolio Interest other than the Series 2002-B Portfolio Interest whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against the General Titling Trust Assets (other than Claims to other Portfolio Interests obtained under other purchase agreements) and each Portfolio Interest other than the Series 2002-B Portfolio Interest whether then or thereafter created.

     SECTION 5.12 Sale Treatment. Harco Leasing intends to treat the transfer and assignment described herein as a sale for accounting and tax purposes.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     SECTION 6.01 Amendment. This Agreement may be amended from time to time (subject to any expressly applicable amendment provision of the Further Transfer and Servicing

Agreements) by a written amendment duly executed and delivered by Harco Leasing and NFC, provided, however that this Agreement may not be amended unless such amendment is in accordance with the provisions of Section 5.01 of the Pooling Agreement as if such Section 5.01 were contained herein and were applicable to this Agreement. Prior to the execution of any such amendment, NFC shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

     SECTION 6.02 Survival. The representations, warranties and covenants of Harco Leasing set forth in this Agreement shall remain in full force and effect and shall survive each Lease Purchase Closing under Section 2.03 hereof and any related transfer under the Further Transfer and Servicing Agreements.

     SECTION 6.03 Notices. All demands, notices and communications upon or to Harco Leasing, NFC, the Servicer, the Indenture Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B to the Pooling Agreement.

     SECTION 6.04 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement, the Initial LPA Assignment and any Subsequent LPA Assignment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     SECTION 6.05 Waivers. No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 6.06 Costs and Expenses. Harco Leasing agrees to pay all reasonable out-of-pocket costs and expenses of NFC, including fees and expenses of counsel, in connection with the perfection as against third parties of NFC's right, title and interest in, to and under the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and all Sold Retail Lease Property a security interest in which may be perfected under the UCC purchased hereunder and the enforcement of any obligation of Harco Leasing hereunder.

     SECTION 6.07 Headings. The various headings in this Agreement are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

     SECTION 6.08 Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 6.09 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Basic Documents or rights of any party thereto.

     SECTION 6.10 Further Assurances. Harco Leasing and NFC agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the preparation of any financing statements or continuation statements relating to the Series 2002-B Portfolio Interest, the Series 2002-B Portfolio Certificate and any Sold Retail Lease Property purchased hereunder for filing under the provisions of the UCC of any applicable jurisdiction.

     SECTION 6.11 No Third-Party Beneficiaries. Except as specifically set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person shall have any right or obligation hereunder.

     SECTION 6.12 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                             HARCO LEASING COMPANY, INC.


                                             By:    /s/ Andrew J. Cederoth
                                                --------------------------------
                                             Name:  Andrew J. Cederoth
                                             Title: Vice President and Treasurer


                                             NAVISTAR FINANCIAL CORPORATION


                                             By:    /s/ Andrew J. Cederoth
                                                --------------------------------
                                             Name:  Andrew J. Cederoth
                                             Title: Vice President and Treasurer

                                                                    Exhibit A to
                                                        Lease Purchase Agreement

                         FORM OF INITIAL LPA ASSIGNMENT

          Reference is hereby made to the Series 2002-B Portfolio Supplement to the Titling Trust Agreement, dated as of November 19, 2002, among Harco Leasing Company, Inc, a Delaware corporation ("Harco Leasing"), Bank One, National Association, a national banking association, as General Interest Trustee ("General Interest Trustee") and as Series 2002-B Portfolio Trustee ("Series 2002-B Portfolio Trustee"), Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee (the "Series 2002-B Portfolio Supplement"), pursuant to which the General Interest Trustee has created a Portfolio Interest known as the "Series 2002-B Portfolio Interest." Capitalized terms used herein but not otherwise defined shall have the meaning attributed to them in the Lease Purchase Agreement, dated as of November 19, 2002, between Navistar Financial Corporation, a Delaware corporation ("NFC") and Harco Leasing (the "Lease Purchase Agreement").

          Pursuant to Section 10.1 of the Series 2002-B Portfolio Supplement, Harco Leasing, as the Requisite GI Holder, hereby directs the General Interest Trustee to designate the Retail Leases more particularly described on the Schedule of Retail Leases attached hereto as Schedule I, along with the Related Titling Trust Assets with respect to such Retail Leases (collectively, the "Transferred Assets"), and account for the Transferred Assets as part of the Series 2002-B Portfolio Interest. The Transferred Assets, together with all other assets which constitute Series 2002-B Portfolio Assets, shall be separately accounted for on the books and records of the Titling Trust and shall be held in trust independently from all other Trust Assets.

          For value received, in accordance with the Lease Purchase Agreement, Harco Leasing does hereby sell, assign, transfer and otherwise convey unto NFC, without recourse, all right, title and interest of Harco Leasing in, to and under the Transferred Assets and all payments paid on and due under such Series 2002-B Portfolio Assets on or after the Initial Cutoff Date.

          The foregoing sale does not constitute and is not intended to result in any assumption by NFC of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Transferred Assets described above, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

          It is the intention of Harco Leasing and NFC that the transfers and assignments contemplated by this Initial LPA Assignment shall constitute a sale from Harco Leasing to NFC of the property described herein and in Section 2.01 of the Lease Purchase Agreement and the beneficial interest in title to such property shall not be part of Harco Leasing's estate in the event of the filing of a bankruptcy petition by or against Harco Leasing under any bankruptcy law. Harco Leasing and NFC intend to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of Harco Leasing's estate, then Harco Leasing shall be deemed to have granted to NFC a first priority perfected security interest in all of Harco Leasing's right title and interest in, to and under the assets conveyed pursuant to this Initial LPA Assignment, and Harco Leasing hereby grants such security interest. For purposes of such grant, this Initial LPA Assignment Notice shall constitute a security agreement under the UCC.

          This Initial LPA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Lease Purchase Agreement and is to be governed by the Lease Purchase Agreement.

                                     * * * *

     IN WITNESS WHEREOF, the undersigned has caused this Initial LPA Assignment to be duly executed as of November 19, 2002

                                                  HARCO LEASING COMPANY, INC.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                  Title:

                                                                      Schedule I
                                                       to Initial LPA Assignment

                            SCHEDULE OF RETAIL LEASES

     This Schedule of Retail Leases is made as of November 19, 2002 by HARCO LEASING COMPANY, a Delaware corporation ("Harco Leasing"), as contemplated by
Section 10.01 of the Series 2002-B Portfolio Supplement to the Titling Trust Agreement, dated as of November 19, 2002, among Harco Leasing, Bank One, National Association, a national banking association, as General Interest Trustee ("General Interest Trustee") and as Series 2002-B Portfolio Trustee ("Series 2002-B Portfolio Trustee"), Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee (the "Series 2002-B Portfolio Supplement") and by Harco Leasing and NAVISTAR FINANCIAL CORPORATION, a Delaware corporation ("NFC") as contemplated by Section 2.01 of the Lease Purchase Agreement, dated as of November 19, 2002 ("Lease Purchase Agreement"), between Harco Leasing and NFC. Capitalized terms used herein but not otherwise defined shall have the meaning attributed to them in the Lease Purchase Agreement.

     As contemplated by Section 10.01 of the Trust Supplement and Section 2 of the Lease Purchase Agreement, NFC hereby directs the General Interest Trustee to allocate the Retail Leases and Related Titling Trust Assets set forth on the listing attached as Series 2002-B Portfolio Assets and Harco Leasing hereby agrees to the following with respect to the Series 2002-B Portfolio Assets purchased and sold on the date hereof:

     1. A listing of such Retail Leases is attached hereto.

     2. The Initial Cutoff Date with respect to such Retail Leases shall be
                       .
-----------------------

     3. The aggregate Starting Receivables Balance of all such Retail Leases as of the Initial Cutoff Date is $___________ (the "Lease Purchase Price").

                                    * * * * *

                                                                    Exhibit B to
                                                        Lease Purchase Agreement

                        FORM OF SUBSEQUENT LPA ASSIGNMENT

          Reference is hereby made to the Series 2002-B Portfolio Supplement to the Titling Trust Agreement, dated as of November 19, 2002, among Harco Leasing Company, Inc, a Delaware corporation ("Harco Leasing"), Bank One, National Association, a national banking association, as General Interest Trustee ("General Interest Trustee") and as Series 2002-B Portfolio Trustee ("Series 2002-B Portfolio Trustee"), Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee (the "Series 2002-B Portfolio Supplement"), pursuant to which the General Interest Trustee has created a Portfolio Interest known as the "Series 2002-B Portfolio Interest." Capitalized terms used herein but not otherwise defined shall have the meaning attributed to them in the Lease Purchase Agreement, dated as of November 19, 2002, between Navistar Financial Corporation, a Delaware corporation ("NFC"), and Harco Leasing (the "Lease Purchase Agreement").

          For value received, in accordance with the Lease Purchase Agreement, Harco Leasing does hereby sell, assign, transfer and otherwise convey unto NFC, without recourse, all right, title and interest of Harco Leasing in, to and under the Retail Leases identified on the Schedule of Retail Leases attached hereto as Schedule I and the Related Titling Trust Assets with respect to such
Retail Leases with a Cutoff Date of          (collectively, the "Transferred
                                    --------
Assets").

          Pursuant to Section 10.1 of the Series 2002-B Portfolio Supplement, Harco Leasing, as the Requisite GI Holder, hereby directs the General Interest Trustee to designate, and account for the Transferred Assets as part of the Series 2002-B Portfolio Interest. The Transferred Assets, together with all other assets which constitute Series 2002-B Portfolio Assets, shall be separately accounted for on the books and records of the Titling Trust and shall be held in trust independently from all other Trust Assets.

          The foregoing sale does not constitute and is not intended to result in any assumption by NFC of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Transferred Assets described above, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

          It is the intention of Harco Leasing and NFC that the transfers and assignments contemplated by this Subsequent LPA Assignment shall constitute a sale from Harco Leasing to NFC of the property described herein and in Section
2.02 of the Lease Purchase Agreement and the beneficial interest in title to such property shall not be part of Harco Leasing's estate in the event of the filing of a bankruptcy petition by or against Harco Leasing under any bankruptcy law. Harco Leasing and NFC intend to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of Harco Leasing's estate, then Harco Leasing shall be deemed to have granted to NFC a first priority perfected security interest in all of Harco Leasing's right title and interest in, to and under the assets conveyed pursuant to this Subsequent LPA

Assignment, and Harco Leasing hereby grants such security interest. For purposes of such grant, this Subsequent LPA Assignment Notice shall constitute a security agreement under the UCC.

          This Subsequent LPA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Lease Purchase Agreement and is to be governed by the Lease Purchase Agreement.

                                     * * * *

     IN WITNESS WHEREOF, the undersigned has caused this Subsequent LPA
Assignment to be duly executed as of          , 200
                                     ------ --     -
                                                  HARCO LEASING COMPANY, INC.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                  Title:

                                                                      Schedule I
                                                    to Subsequent LPA Assignment

                            SCHEDULE OF RETAIL LEASES

     This Schedule of Retail Leases is made as of         , 200  by HARCO
                                                  ----- --     -
LEASING COMPANY, a Delaware corporation ("Harco Leasing"), as contemplated by
Section 10.01 of the Series 2002-B Portfolio Supplement to the Titling Trust Agreement, dated as of November 19, 2002, among Harco Leasing, Bank One, National Association, a national banking association, as General Interest Trustee ("General Interest Trustee") and as Series 2002-B Portfolio Trustee ("Series 2002-B Portfolio Trustee"), Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee (the "Series 2002-B Portfolio Supplement") and by Harco Leasing and NAVISTAR FINANCIAL CORPORATION, a Delaware corporation ("Navistar Financial"), as contemplated by Section 2.02 of the Lease Purchase Agreement, dated as of November 19, 2002 ("Lease Purchase Agreement"), between Harco Leasing and Navistar Financial. Capitalized terms used herein but not otherwise defined shall have the meaning attributed to them in the Lease Purchase Agreement.

     As contemplated by Section 10.01 of the Trust Supplement and Section 2 of the Lease Purchase Agreement, Navistar Financial hereby directs the General Interest Trustee to allocate the Retail Leases and Related Titling Trust Assets set forth on the listing attached as Series 2002-B Portfolio Assets and Harco Leasing hereby agrees to the following with respect to the additional Series 2002-B Portfolio Assets purchased and sold on the date hereof:

     1. A listing of such Retail Leases is attached hereto.

     2. The Subsequent Cutoff Date with respect to such Retail Leases shall be
                       .
-----------------------

     3. The aggregate Starting Receivables Balance of all such Retail Leases as of the Subsequent Cutoff Date is $__________________ (the "Lease Purchase Price").

                                    * * * * *